FIRST QUARTER 2014

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; our ability to maintain relationships with automotive dealers; our ability to realize the anticipated benefits associated with being a financial holding company, and the significant regulation and restrictions that we are subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

1Q 2014 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage	12
Corporate and Other	13

Credit Related Information	14-15

Supplemental Detail
Capital	16
Liquidity	17
Deposits	18
Ally Bank Consumer Mortgage HFI Portfolio	19
Discontinued Operations	20
Per Share-Related Information	21
Supplemental Financial Data	22

1Q 2014 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)
	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Net financing revenue (ex. OID)	$865	$841	$801	$689	$697	$24	$168
Total other revenue	321	325	371	402	386	(4)	(65)
Total net revenue (ex. OID)	1,186	1,166	1,172	1,091	1,083	20	103
Provision for loan losses	137	140	141	89	131	(3)	6
Controllable expenses (1)	490	526	494	519	578	(36)	(88)
Other noninterest expenses	223	358	268	282	380	(135)	(157)
Core pre-tax income (loss) (2)	$336	$142	$269	$201	$(6)	$194	$342
Core OID amortization expense (3)	44	67	64	61	57	(23)	(13)
Income tax (benefit) expense	94	(4)	28	40	(123)	98	217
Income (loss) from discontinued operations	29	25	(86)	(1,027)	1,033	4	(1,004)
Net income (loss)	$227	$104	$91	$(927)	$1,093	$123	$(866)
Preferred stock dividends	68	448	200	200	200	(380)	(132)
Net income (loss) available to common shareholders	$159	$(344)	$(109)	$(1,127)	$893	$503	$(734)

Selected Balance Sheet Data (Period-End)
Total assets	$148,452	$151,167	$150,556	$150,627	$166,199	$(2,715)	$(17,747)
Consumer loans	64,913	64,861	65,222	65,298	64,686	52	227
Commercial loans	34,711	35,467	30,059	31,695	34,437	(756)	274
Assets of discontinued operations held-for-sale	541	516	5,913	5,529	19,063	25	(18,522)
Allowance for loan losses	(1,192)	(1,208)	(1,198)	(1,183)	(1,197)	16	5
Deposits	55,367	53,350	52,031	50,125	50,326	2,017	5,041
Common equity (4)	13,204	12,953	12,121	12,225	13,534	251	(330)
Total equity	14,459	14,208	19,061	19,165	20,474	251	(6,015)

Common Shares Outstanding
Weighted average basic	479,768	442,863	412,601	412,601	412,601	36,905	67,167
Weighted average diluted (5)	479,768	442,863	412,601	412,601	412,601	36,905	67,167
Period-End	479,768	479,768	412,601	412,601	412,601	-	67,167

Per Common Share Data
Earnings per share (basic)	$0.33	$(0.78)	$(0.27)	$(2.73)	$2.16	$1.11	$(1.83)
Earnings per share (diluted)	0.33	(0.78)	(0.27)	(2.73)	2.16	1.11	(1.83)
Book value per share	27.52	27.00	29.38	29.63	32.80	0.52	(5.28)
Tangible book value per share	27.46	26.94	28.92	29.17	31.62	0.52	(4.15)

Select Financial Ratios
Net interest margin (6)	2.5%	2.4%	2.3%	2.0%	2.1%
Adjusted efficiency ratio (7)	55%	73%	59%	67%	67%
Return on average assets (8)	0.6%	0.3%	0.2%	n/m	2.5%
Return on average total equity (8)	6.4%	2.5%	1.9%	n/m	22.0%
Return on average tangible common equity (8)	4.9%	n/m	n/m	n/m	28.0%
Core ROTCE (7)(8)	6.5%	1.8%	5.4%	3.1%	2.9%

Capital Ratios
Tier 1 capital ratio	12.1%	11.8%	15.4%	15.4%	14.6%
Tier 1 common capital ratio (9)	9.1%	8.8%	7.9%	8.0%	7.9%
Total risk-based capital ratio	13.0%	12.8%	16.4%	16.5%	15.6%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and post 2009 issuances

(4) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(5) The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the three months ended March 31, June 30, September 30, and December 31 2013, as the effects would be antidilutive for those periods. As such, 574 thousand of potential common shares were excluded from the diluted earnings per share calculation for the three months ended March 31, June 30, September 30, and December 31 2013, respectively

(6) Continuing operations only. Excludes OID amortization expense

(7) For more details refer to page 22

(8) Return metrics are annualized

(9) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 16 for additional details

1Q 2014 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,107	$1,136	$1,119	$1,139	$1,135	$(29)	$(28)
Interest on loans held-for-sale	-	1	-	3	16	(1)	(16)
Interest and dividends on available-for-sale investment securities	95	96	85	76	68	(1)	27
Interest-bearing cash	3	2	3	2	3	1	-
Operating leases	870	855	832	788	734	15	136
Total financing revenue and other interest income	2,075	2,090	2,039	2,008	1,956	(15)	119
Interest expense
Interest on deposits	163	165	163	162	164	(2)	(1)
Interest on short-term borrowings	15	16	15	16	16	(1)	(1)
Interest on long-term debt	534	589	609	703	701	(55)	(167)
Total interest expense	712	770	787	881	881	(58)	(169)
Depreciation expense on operating lease assets	542	546	515	499	435	(4)	107
Net financing revenue	821	774	737	628	640	47	181
Other revenue
Servicing fees	9	12	13	19	82	(3)	(73)
Servicing asset valuation and hedge activities, net	-	-	-	(12)	(201)	-	201
Total servicing income, net	9	12	13	7	(119)	(3)	128
Insurance premiums and service revenue earned	241	244	251	258	259	(3)	(18)
Gain on mortgage and automotive loans, net	-	3	15	(1)	38	(3)	(38)
Loss on extinguishment of debt	(39)	(17)	(42)	-	-	(22)	(39)
Other gain on investments, net	43	24	41	64	51	19	(8)
Other income, net of losses	67	59	93	74	157	8	(90)
Total other revenue	321	325	371	402	386	(4)	(65)
Total net revenue	1,142	1,099	1,108	1,030	1,026	43	116
Provision for loan losses	137	140	141	89	131	(3)	6
Noninterest expense
Compensation and benefits expense	254	237	245	252	285	17	(31)
Insurance losses and loss adjustment expenses	68	59	85	146	115	9	(47)
Other operating expenses	391	588	432	403	558	(197)	(167)
Total noninterest expense	713	884	762	801	958	(171)	(245)
Income (loss) from continuing operations before income tax expense	292	75	205	140	(63)	217	355
Income tax (benefit) expense from continuing operations	94	(4)	28	40	(123)	98	217
Net income from continuing operations	198	79	177	100	60	119	138
Income (loss) from discontinued operations, net of tax	29	25	(86)	(1,027)	1,033	4	(1,004)
Net income (loss)	$227	$104	$91	$(927)	$1,093	$123	$(866)

(1) Includes other interest income, net

1Q 2014 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Assets	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2013	3/31/2013
Cash and cash equivalents
Noninterest-bearing	$1,342	$1,315	$1,063	$1,292	$1,043	$27	$299
Interest-bearing	4,551	4,216	5,486	6,482	6,394	335	(1,843)
Total cash and cash equivalents	5,893	5,531	6,549	7,774	7,437	362	(1,544)
Investment securities	16,327	17,083	17,967	17,015	15,752	(756)	575
Loans held-for-sale, net	43	35	82	102	718	8	(675)
Finance receivables and loans, net						-	-
Finance receivables and loans, net	99,624	100,328	95,281	96,993	99,123	(704)	501
Allowance for loan losses	(1,192)	(1,208)	(1,198)	(1,183)	(1,197)	16	5
Total finance receivables and loans, net	98,432	99,120	94,083	95,810	97,926	(688)	506
Investment in operating leases, net	18,187	17,680	17,254	16,085	14,828	507	3,359
Mortgage servicing rights	-	-	-	-	917	-	(917)
Premiums receivables and other insurance assets	1,639	1,613	1,649	1,611	1,608	26	31
Other assets	7,390	9,589	7,059	6,701	7,950	(2,199)	(560)
Assets of operations held-for-sale	541	516	5,913	5,529	19,063	25	(18,522)
Total assets	$148,452	$151,167	$150,556	$150,627	$166,199	$(2,715)	$(17,747)

Liabilities
Deposit liabilities
Noninterest-bearing	$71	$60	$66	$72	$844	$11	$(773)
Interest-bearing	55,296	53,290	51,965	50,053	49,482	2,006	5,814
Total deposit liabilities	55,367	53,350	52,031	50,125	50,326	2,017	5,041
Short-term borrowings	5,163	8,545	6,015	4,197	7,618	(3,382)	(2,455)
Long-term debt	68,295	69,465	60,701	64,534	67,621	(1,170)	674
Interest payable	893	888	978	999	972	5	(79)
Unearned insurance premiums and service revenue	2,312	2,314	2,332	2,301	2,286	(2)	26
Accrued expense and other liabilities	1,963	2,397	4,836	5,043	3,669	(434)	(1,706)
Liabilities of operations held-for-sale	-	-	4,602	4,263	13,233	-	(13,233)
Total liabilities	$133,993	$136,959	$131,495	$131,462	$145,725	$(2,966)	$(11,732)

Equity
Common stock and paid-in capital	$20,939	$20,939	$19,669	$19,668	$19,668	$(0)	$1,271
Mandatorily convertible preferred stock held by U.S. Department of Treasury	-	-	5,685	5,685	5,685	-	(5,685)
Preferred stock	1,255	1,255	1,255	1,255	1,255	0	0
Accumulated deficit	(7,551)	(7,710)	(7,365)	(7,256)	(6,128)	159	(1,423)
Accumulated other comprehensive (loss) income	(184)	(276)	(183)	(187)	(6)	92	(178)
Total equity	14,459	14,208	19,061	19,165	20,474	251	(6,015)
Total liabilities and equity	$148,452	$151,167	$150,556	$150,627	$166,199	$(2,715)	$(17,747)

1Q 2014 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Assets	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2013	3/31/2013
Interest-bearing cash and cash equivalents	$5,304	$5,908	$7,150	$6,059	$6,565	$(604)	$(1,261)
Investment securities	15,714	16,522	15,724	14,580	13,921	(808)	1,793
Loans held-for-sale, net	11	39	67	297	2,027	(28)	(2,016)
Total finance receivables and loans, net (2)	99,048	98,253	94,999	97,840	98,595	795	453
Investment in operating leases, net	17,998	17,514	16,744	15,616	14,205	484	3,793
Total interest earning assets	138,075	138,236	134,684	134,392	135,313	(161)	2,762
Noninterest-bearing cash and cash equivalents	1,441	1,319	1,546	1,708	1,967	122	(526)
Other assets (3)	11,888	11,268	15,463	16,698	38,257	620	(26,369)
Allowance for loan losses	(1,206)	(1,205)	(1,197)	(1,197)	(1,172)	(1)	(34)
Total assets	$150,198	$149,618	$150,496	$151,601	$174,365	$580	$(24,167)

Liabilities
Interest-bearing deposit liabilities	$54,203	$52,298	$50,886	$49,522	$47,985	$1,905	$6,218
Short-term borrowings	6,643	6,268	4,505	3,937	4,585	375	2,058
Long-term debt (4)	69,030	65,983	63,333	65,450	71,957	3,047	(2,927)
Total interest-bearing liabilities (4)	129,876	124,549	118,724	118,909	124,527	5,327	5,349
Noninterest-bearing deposit liabilities	66	66	67	274	1,579	-	(1,513)
Other liabilities (3)	5,933	8,351	12,664	12,600	28,087	(2,418)	(22,154)
Total liabilities	$135,875	$132,966	$131,455	$131,783	$154,193	$2,909	$(18,318)

Equity
Total equity	$14,323	$16,652	$19,041	$19,818	$20,172	$(2,329)	$(5,849)
Total liabilities and equity	$150,198	$149,618	$150,496	$151,601	$174,365	$580	$(24,167)

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) Assets and liabilities of discontinued operations are classified as other assets and other liabilities, respectively, in all periods

(4) QTD: Average balance includes $1,510 million and $1,753 million related to original issue discount at March 2014 and March 2013, respectively

1Q 2014 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Automotive Finance	$339	$207	$339	$382	$343	$132	$(4)
Insurance	74	65	83	45	61	9	13
Dealer Financial Services	413	272	422	427	404	141	9
Mortgage	17	(7)	(4)	(43)	(204)	24	221
Corporate and Other (ex. OID) (1)	(94)	(123)	(149)	(183)	(206)	29	112
Core pre-tax income (loss) (2)	$336	$142	$269	$201	$(6)	$194	$342
Core OID amortization expense	44	67	64	61	57	(23)	(13)
Income tax expense (benefit)	94	(4)	28	40	(123)	98	217
Income (loss) from discontinued operations	29	25	(86)	(1,027)	1,033	4	(1,004)
Net income (loss)	$227	$104	$91	$(927)	$1,093	$123	$(866)

(1) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Ally Corporate Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense

1Q 2014 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

 ($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Net financing revenue
Consumer	$739	$762	$763	$750	$729	$(23)	$10
Commercial	264	266	246	268	281	(2)	(17)
Operating leases	870	855	832	788	734	15	136
Other interest income	3	4	5	6	7	(1)	(4)
Total financing revenue and other interest income	1,876	1,887	1,846	1,812	1,751	(11)	125
Interest expense	514	532	531	536	543	(18)	(29)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	651	629	610	590	499	22	152
Remarketing gains	(109)	(83)	(95)	(91)	(64)	(26)	(45)
Total depreciation expense on operating lease assets	542	546	515	499	435	(4)	107
Net financing revenue	820	809	800	777	773	11	47
Other revenue
Servicing fees	9	10	13	16	19	(1)	(10)
Other income	55	51	52	44	63	4	(8)
Total other revenue	64	61	65	60	82	3	(18)
Total net revenue	884	870	865	837	855	14	29
Provision for loan losses	159	144	150	88	112	15	47
Noninterest expense
Compensation and benefits	123	123	110	104	113	-	10
Other operating expenses	263	396	266	263	287	(133)	(24)
Total noninterest expense	386	519	376	367	400	(133)	(14)
Income before income tax expense	$339	$207	$339	$382	$343	$132	$(4)

Balance Sheet (Period-End)
Cash, trading and investment securities	$35	$36	$10	$10	$10	$(1)	$25
Loans held-for-sale	-	-	-	-	-	-	-
Finance receivables and loans, net:
Consumer loans	56,763	56,416	56,447	56,028	55,014	347	1,749
Commercial loans (1)	33,013	33,888	28,525	30,263	31,944	(875)	1,069
Allowance for loan losses	(809)	(769)	(741)	(706)	(698)	(40)	(111)
Total finance receivables and loans, net	$88,967	$89,535	$84,231	$85,585	$86,260	$(568)	$2,707
Investment in operating leases, net	18,187	17,680	17,254	16,085	14,828	507	3,359
Other assets	1,577	1,545	1,300	821	1,165	32	412
Assets of operations held-for-sale	541	516	5,814	4,984	16,619	25	(16,078)
Total assets	$109,307	$109,312	$108,609	$107,485	$118,882	$(5)	$(9,575)

(1) Includes Intercompany

1Q 2014 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

U.S. Market	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Light vehicle sales (SAAR - units in millions)	15.6	15.6	15.7	15.3	15.2	0.0	0.3
Light vehicle sales (quarterly - units in millions)	3.7	3.8	3.9	4.1	3.7	(0.1)	0.1
GM market share	17.4%	17.6%	17.7%	18.4%	18.1%
Chrysler market share	12.8%	11.7%	11.4%	11.7%	11.7%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$0.9	$0.8	$1.1	$1.3	$1.3	$0.0	$(0.4)
GM new retail standard	1.5	1.5	1.7	1.6	1.5	0.0	0.0
Chrysler new retail subvented	-	0.0	-	0.2	0.2	(0.0)	(0.2)
Chrysler new retail standard	0.7	0.7	0.8	1.0	1.0	0.0	(0.3)
Diversified new	0.6	0.5	0.6	0.6	0.5	0.1	0.1
Lease	2.7	2.3	2.8	2.8	2.7	0.4	(0.0)
Used	2.8	2.3	2.6	2.5	2.5	0.5	0.3
Total originations	$9.2	$8.2	$9.6	$9.8	$9.7	$1.0	$(0.5)

U.S. Consumer Penetration
GM	27.7%	26.5%	28.4%	29.4%	30.6%
Chrysler	8.3%	10.1%	9.8%	15.6%	23.6%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$29.1	$30.1	$24.8	$26.6	$28.5	$(0.9)	$0.7
Other dealer loans	3.8	3.7	3.6	3.6	3.4	0.1	0.4
Total Commercial outstandings	$33.0	$33.8	$28.5	$30.2	$31.9	$(0.8)	$1.1

U.S. Floorplan Penetration (2)
GM penetration	64.1%	64.9%	66.5%	68.0%	68.6%
Chrysler penetration	46.4%	46.8%	49.0%	52.4%	53.9%

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - On-balance sheet (# in units)	61,001	45,693	36,811	34,159	31,924	15,308	29,077
Average gain per vehicle	$1,791	$1,811	$2,571	$2,657	$2,012	$(20)	$(221)
Total gains ($ in millions)	$109	$83	$95	$91	$64	$26	$45

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Penetration rates are based on the trailing four month average for the quarter and trailing 13 month average for the year

1Q 2014 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Insurance premiums and other income
Insurance premiums and service revenue earned	$241	$244	$251	$258	$259	$(3)	$(18)
Investment income	43	37	55	77	58	6	(15)
Other income	3	3	3	5	3	-	-
Total insurance premiums and other income	287	284	309	340	320	3	(33)
Expense
Insurance losses and loss adjustment expenses	68	59	85	146	115	9	(47)
Acquisition and underwriting expenses
Compensation and benefit expense	16	16	15	16	15	-	1
Insurance commission expense	90	92	93	94	92	(3)	(3)
Other expense	39	52	33	39	37	(12)	3
Total acquisition and underwriting expense	145	160	141	149	144	(15)	1
Total expense	213	219	226	295	259	(6)	(46)
Income from cont. ops before income tax expense	$74	$65	$83	$45	$61	$9	$13

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,314	$5,295	$5,433	$5,466	$5,510	$19	$(196)
Finance receivables and loans, net	-	-	-	5	5	-	(5)
Premiums receivable and other insurance assets	1,650	1,624	1,657	1,620	1,617	26	33
Other assets	220	205	233	245	240	15	(20)
Assets of operations held-for-sale	-	-	-	-	959	-	(959)
Total assets	$7,184	$7,124	$7,323	$7,336	$8,331	$60	$(1,147)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services	$244	$225	$267	$276	$233	$19	$11
Corporate	-	0	0	(4)	1	(0)	(1)
Total written premiums and revenue	$244	$225	$267	$271	$234	$19	$10

Loss ratio	27.9%	23.7%	33.7%	56.3%	44.1%
Underwriting expense ratio	60.0%	65.3%	55.9%	56.6%	55.5%
Combined ratio	87.9%	89.0%	89.6%	112.9%	99.7%

1Q 2014 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Net financing revenue
Total financing revenue and other interest income	$76	$80	$83	$93	$122	$(4)	$(46)
Interest expense	62	66	70	78	88	(4)	(26)
Net financing revenue	14	14	13	15	34	-	(20)
Servicing fees	-	2	-	3	63	(2)	(63)
Servicing asset valuation and hedge activities, net	-	-	-	(12)	(201)	-	201
Total servicing income, net	-	2	-	(9)	(138)	(2)	138
Gain on mortgage loans, net	-	3	15	(1)	38	(3)	(38)
Other income, net of losses	4	1	4	4	81	3	(77)
Total other revenue	4	6	19	(6)	(19)	(2)	23
Total net revenue	18	20	32	9	15	(2)	3
Provision for loan losses	(23)	(1)	(12)	6	20	(22)	(43)
Noninterest expense
Compensation and benefits expense	4	4	7	3	25	-	(21)
Representation and warranty expense	1	1	22	(2)	83	-	(82)
Other operating expense	19	23	19	45	91	(4)	(72)
Total noninterest expense	24	28	48	46	199	(4)	(175)
Income (loss) from cont. ops before income tax expense	$17	$(7)	$(4)	$(43)	$(204)	$24	$221

Balance Sheet (Period-End)
Loans held-for-sale	43	16	63	56	701	27	(658)
Finance receivables and loans, net:
Consumer loans	8,138	8,444	8,772	9,270	9,672	(306)	(1,534)
Allowance for loan losses	(333)	(389)	(407)	(431)	(451)	56	118
Total finance receivables and loans, net	$7,805	$8,055	$8,365	$8,839	$9,221	$(250)	$(1,416)
Mortgage servicing rights	-	-	-	-	917	-	(917)
Other assets (1)	89	97	134	166	445	(8)	(356)
Total assets	$7,937	$8,168	$8,562	$9,061	$11,284	$(231)	$(3,347)

Key Statistics ($ in billions)
Mortgage loan production (2)
Prime conforming	$-	$-	$-	$0.5	$5.6	$-	$(5.6)
Prime non-conforming	-	-	-	0.2	0.5	-	(0.5)
Government	-	-	-	0.0	0.0	-	(0.0)
Total mortgage loan production	$-	$-	$-	$0.7	$6.1	$-	$(6.1)

(1) Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets

(2) Excludes ResCap

1Q 2014 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Net financing loss
Total financing revenue and other interest income	$94	$95	$79	$71	$53	$(1)	$41
Interest expense
Core original issue discount amortization	44	67	64	61	57	(23)	(13)
Other interest expense	78	91	107	189	175	(13)	(97)
Total interest expense	122	158	171	250	232	(36)	(110)
Net financing loss	(28)	(63)	(92)	(179)	(179)	35	151
Other revenue
Loss on extinguishment of debt	(39)	(17)	(42)	-	-	(22)	(39)
Other gain on investments, net	14	-	-	-	3	14	11
Other income, net of losses (1)	6	5	36	23	12	1	(6)
Total other (loss) revenue	(19)	(12)	(6)	23	15	(7)	(34)
Total net expense	(47)	(75)	(98)	(156)	(164)	28	117
Provision for loan losses	1	(3)	3	(5)	(1)	4	2
Noninterest expense
Compensation and benefits expense	111	94	113	129	132	17	(21)
Other operating expense (2)	(21)	24	(1)	(36)	(32)	(45)	11
Total noninterest expense	90	118	112	93	100	(28)	(10)
Loss from cont. ops before income tax expense	$(138)	$(190)	$(213)	$(244)	$(263)	$52	$125

Balance Sheet (Period-End)
Cash, trading and investment securities	$16,871	$17,283	$19,073	$19,313	$17,669	$(412)	$(798)
Loans held-for-sale	-	19	19	46	17	(19)	(17)
Finance receivables and loans, net
Consumer loans	12	1	3	-	-	11	12
Commercial loans (3)	1,698	1,579	1,534	1,427	2,488	119	(790)
Allowance for loan losses	(50)	(50)	(50)	(46)	(48)	-	(2)
Total finance receivables and loans, net	1,660	1,530	1,487	1,381	2,440	130	(780)
Other assets	5,493	7,731	5,384	5,460	6,091	(2,238)	(598)
Assets of operations held-for-sale	-	-	99	545	1,485	-	(1,485)
Total assets	$24,024	$26,563	$26,062	$26,745	$27,702	$(2,539)	$(3,678)

OID Amortization Schedule (4)		2014	2015	2016 and After
Remaining Core OID Amortization (as of 3/31/2014)		$132	$49	Avg = $52/yr

(1) Includes gain/(loss) on mortgage and automotive loans

(2) Includes reductions of $185 million for March 31, 2014, $187 million for December 31, 2013, $181 million for September 30, 2013, $178 million for June 30, 2013, and $193 million for March 31, 2013 related to the allocation of corporate overhead expenses to other segments. The receiving segments record their allocation of corporate overhead expense within other operating expense

(3) Includes Intercompany

(4) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

1Q 2014 Preliminary Results	13

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Ending loan balance	$99,623	$100,327	$95,281	$96,993	$99,123	$(704)	$501
30+ Accruing DPD	$956	$1,408	$1,265	$1,084	$930	$(452)	$26
30+ Accruing DPD %	1.0%	1.4%	1.3%	1.1%	0.9%
Non-performing loans (NPLs)	$710	$725	$783	$1,006	$938	$(15)	$(228)
Net charge-offs (NCOs)	$133	$129	$126	$103	$114	$4	$19
Net charge-off rate (2)	0.5%	0.5%	0.5%	0.4%	0.5%

Provision for loan losses	$137	$140	$141	$89	$131	$(2)	$7
Allowance for loan losses (ALLL)	$1,192	$1,208	$1,198	$1,183	$1,197	$(16)	$(5)

ALLL as % of Loans (3)	1.2%	1.2%	1.3%	1.2%	1.2%
ALLL as % of NPLs (3)	167.9%	166.6%	153.0%	117.6%	127.6%
ALLL as % of NCOs (3)	223.8%	233.6%	237.8%	287.2%	263.2%

U.S. Auto Delinquencies - HFI Retail Contract Amount (4)
Delinquent contract $	$904	$1,325	$1,188	$999	$843	$(421)	$61
% of retail contract $ outstanding	1.59%	2.35%	2.10%	1.78%	1.53%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract Amount
Net charge-offs	$121	$114	$115	$80	$93	$7	$27
% of avg. HFI assets	0.85%	0.80%	0.82%	0.57%	0.69%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract Amount
Net charge-offs	$0	$2	$0	$(1)	$1	$(2)	$(0)
% of avg. HFI assets	0.00%	0.03%	0.00%	-0.01%	0.01%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(4) Dollar amount of accruing contracts greater than 30 days past due

1Q 2014 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

Automotive Finance (1)(2)	QUARTERLY TRENDS					CHANGE VS.
Consumer	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Allowance for loan losses	$715	$673	$651	$610	$599	$43	$116
Total consumer loans (3)	$56,775	$56,417	$56,450	$56,028	$55,013	$358	$1,762
Coverage ratio	1.3%	1.2%	1.2%	1.1%	1.1%

Commercial
Allowance for loan losses	$94	$96	$90	$96	$99	$(3)	$(6)
Total commercial loans	$32,984	$33,803	$28,452	$30,193	$31,875	$(819)	$1,109
Coverage ratio	0.3%	0.3%	0.3%	0.3%	0.3%

Mortgage (1)(2)
Consumer
Allowance for loan losses	$333	$389	$407	$431	$451	$(56)	$(118)
Total consumer loans	$8,137	$8,443	$8,772	$9,270	$9,672	$(306)	$(1,535)
Coverage ratio	4.1%	4.6%	4.6%	4.6%	4.7%

Corporate and Other (1)(4)
Allowance for loan losses	$50	$50	$50	$46	$48	$-	$2
Total commercial loans	$1,727	$1,664	$1,607	$1,502	$2,562	$63	$(835)
Coverage ratio	2.9%	3.0%	3.1%	3.0%	1.9%

(1) ALL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(2) Represents domestic allowance for loan losses only

(3) Includes $12 million Corp. Treasury hedging activity related to domestic consumer auto outstandings in 1Q14, $1 million in 4Q13 and $3 million in 3Q13

(4) Includes Insurance

1Q 2014 Preliminary Results	15

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.

Cost of Funds	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Ally Financial's cost of borrowing (incl. OID)	2.2%	2.5%	2.6%	3.0%	2.8%
Ally Financial's cost of borrowing (excl. OID)	2.1%	2.2%	2.4%	2.7%	2.6%

Capital
Risk-weighted assets	$127.7	$128.6	$127.3	$127.2	$141.6	$(0.9)	$(13.9)

Tier 1 capital ratio	12.1%	11.8%	15.4%	15.4%	14.6%
Tier 1 common capital ratio	9.1%	8.8%	7.9%	8.0%	7.9%
Total risk-based capital ratio	13.0%	12.8%	16.4%	16.5%	15.6%

Tangible common equity / Tangible assets	8.9%	8.6%	7.9%	8.0%	7.9%
Tangible common equity / Risk-weighted assets	10.3%	10.1%	9.4%	9.5%	9.2%

Shareholders’ equity	$14.5	$14.2	$19.1	$19.2	$20.5	$0.3	$(6.0)
less: Goodwill and certain other intangibles	-	-	(0.2)	(0.2)	(0.5)	-	0.5
Disallowed DTA	(1.5)	(1.6)	(1.9)	(2.0)	(1.6)	0.1	0.1
Certain AOCI items and other adjustments	-	0.1	0.1	0.1	(0.3)	(0.1)	0.3
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$15.5	$15.2	$19.6	$19.7	$20.7	$0.3	$(5.2)

Tier 1 capital	$15.5	$15.2	$19.6	$19.7	$20.7	$0.3	$(5.2)
less: Preferred equity	(1.3)	(1.3)	(6.9)	(6.9)	(6.9)	-	5.6
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$11.7	$11.4	$10.1	$10.2	$11.2	$0.3	$0.5

Tier 1 capital	$15.5	$15.2	$19.6	$19.7	$20.7	$0.3	$(5.2)
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.3	0.3	0.3	0.3	(0.1)	(0.1)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	0.9	1.0	1.1	1.0	1.2	(0.1)	(0.3)
Total risk-based capital	$16.6	$16.4	$20.9	$21.0	$22.1	$0.2	$(5.5)

Total shareholders' equity	$14.5	$14.2	$19.1	$19.2	$20.5	$0.3	$(6.0)
less: Preferred equity	(1.3)	(1.3)	(6.9)	(6.9)	(6.9)	-	5.6
Goodwill and intangible assets	-	-	(0.2)	(0.2)	(0.5)	-	0.5
Tangible common equity (2)	$13.2	$12.9	$11.9	$12.0	$13.0	$0.3	$0.2

Total assets	$148.5	$151.2	$150.6	$150.6	$166.2	$(2.7)	$(17.7)
less: Goodwill and intangible assets	-	-	(0.2)	(0.2)	(0.5)	-	0.5
Tangible assets	$148.4	$151.1	$150.4	$150.4	$165.7	$(2.7)	$(17.3)

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

1Q 2014 Preliminary Results	16

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	3/31/2014		12/31/2013		3/31/2013
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$2.9	$2.5	$3.3	$2.3	$4.1	$3.3
Highly liquid securities (3)	2.2	5.9	2.9	3.9	1.2	6.2
Current committed unused capacity (4)	4.6	1.0	6.5	0.3	11.3	3.3
Subtotal	$9.7	$9.4	$12.7	$6.5	$16.6	$12.8
Ally Bank intercompany loan (5)	0.5	(0.5)	0.6	(0.6)	2.2	(2.2)
Total Current Available Liquidity	$10.2	$8.9	$13.3	$5.9	$18.8	$10.6
Forward commited unused capacity (6)	-	-	-	-	1.6	-
Total Available Liquidity	$10.2	$8.9	$13.3	$5.9	$20.4	$10.6

Unsecured Long-Term Debt Maturity Profile	2014	2015	2016	2017	2018	2019 and After
Consolidated remaining maturities	$2.5	$5.2	$1.9	$4.0	$1.3	$10.1

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) Includes the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes UST, Agency debt and Agency MBS

(4) Includes equal allocation of shared unused capacity totaling $3.0 billion in 1Q13, which was available for use by Ally Bank or the Parent. As of 3Q13, the facility was renewed for the exclusive use of the Parent

(5) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(6) Represents capacity from certain forward purchase commitments and committed secured facilities that were generally reliant upon the origination of future automotive receivables in 2013. As of December 31, 2013, these funding facilities have matured

1Q 2014 Preliminary Results	17

ALLY FINANCIAL INC. DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Key Statistics	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Average retail CD maturity (months)	31.2	31.0	30.8	30.4	29.9	0.1	1.3
Average retail deposit rate	1.19%	1.21%	1.22%	1.24%	1.29%

Ally Financial Deposits Levels
Ally Bank retail	$45,193	$43,172	$41,691	$39,859	$38,770	$2,021	$6,423
Ally Bank brokered	9,683	9,678	9,724	9,552	9,877	5	(194)
Other	491	500	616	714	1,679	(9)	(1,188)
Total deposits	$55,367	$53,350	$52,031	$50,125	$50,326	$2,017	$5,041

Ally Bank Deposit Mix
Retail CD	43.1%	44.7%	44.8%	45.7%	45.8%
MMA/OSA/Checking	39.2%	37.1%	36.2%	35.0%	33.9%
Brokered CD	17.7%	18.2%	18.9%	19.3%	20.3%

1Q 2014 Preliminary Results	18

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Loan Value (1)	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13
Gross carry value	$8.1	$8.4	$8.7	$9.2	$9.6
Net carry value	$7.8	$8.0	$8.3	$8.8	$9.2

Estimated Pool Characteristics
Ongoing (originated post 1/1/2009)	39.1%	39.3%	39.6%	40.3%	40.4%
Legacy (originated pre 1/1/2009)	60.9%	60.7%	60.4%	59.7%	59.6%
% Second lien	11.1%	11.1%	11.2%	11.2%	11.3%
% Interest only	13.5%	13.8%	14.9%	15.3%	19.5%
% 30+ Day delinquent	2.5%	2.8%	2.7%	2.8%	3.0%
% Low/No documentation	14.1%	14.1%	14.0%	13.8%	13.7%
% Non-primary residence	3.7%	3.7%	3.7%	3.7%	3.6%
Refreshed FICO	727	728	729	731	730
Wtd. Avg. LTV/CLTV (2)	77.8%	79.1%	84.0%	84.9%	85.9%
Higher risk geographies (3)	40.5%	40.5%	40.5%	40.6%	40.8%

(1) Excludes education loans

(2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

(3) Includes CA, FL, MI and AZ

1Q 2014 Preliminary Results	19

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.

Impact of Discontinued Operations (1)	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Auto Finance	$28	$(149)	$60	$(245)	$1,037	$177	$(1,009)
Insurance	(0)	0	5	294	28	(0)	(28)
Mortgage Operations	-	-	-	-	0	-	(0)
Corporate and Other (2)	(1)	80	(161)	(1,693)	(16)	(81)	15
Consolidated pretax income	$27	$(69)	$(96)	$(1,644)	$1,049	$96	$(1,022)
Tax expense (benefit)	(1)	(93)	(10)	(617)	17	92	(18)
Consolidated net income	$29	$25	$(86)	$(1,027)	$1,033	$4	$(1,004)

Assets of discontinued operations held-for-sale	$541	$516	$5,913	$5,529	$19,063	$25	$(18,522)

Businesses classified as discontinued operations above
Automotive Finance
Canada
Europe, Latin America and China (J.V.)
Insurance
ABA Seguros
U.K.-based operations that provide vehicle service contracts and insurance products in Europe and Latin America
Mortgage
ResCap

(1) Included are operations that have been wound down or sold in addition to those held-for-sale

(2) Includes FHFA and FDIC settlement charge in 3Q13 and ResCap settlement charge in 2Q13

Note: The sale of Brazil closed in 4Q13. The sale of France as well as the Mexican Insurance business closed in 2Q13. The sales of Canada and Europe (ex. France), Mexico, Colombia and Chile were completed 1Q13. The sale of the China (J.V.) has yet to close

1Q 2014 Preliminary Results	20

ALLY FINANCIAL INC. PER SHARE-RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Net income (loss)	$227	$104	$91	$(927)	$1,093	$123	$(866)
less: Preferred stock dividends	68	448	200	200	200	(380)	(132)
Net income (loss) available to common shareholders	$159	$(344)	$(110)	$(1,127)	$893	$503	$(734)

Weighted-average shares outstanding - basic	479,768	442,863	412,601	412,601	412,601	36,905	67,167

Weighted-average shares outstanding - diluted (1)	479,768	442,863	412,601	412,601	412,601	36,905	67,167

Net income (loss) per share - basic	$0.33	$(0.78)	$(0.27)	$(2.73)	$2.16	$1.11	$(1.83)

Net income (loss) per share - diluted	$0.33	$(0.78)	$(0.27)	$(2.73)	$2.16	$1.11	$(1.83)

(1) The effects of converting the outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock into common shares are not included in the diluted earnings per share calculation for the three months ended March 31, June 30, September 30, and December 31 2013, as the effects would be antidilutive for those periods

1Q 2014 Preliminary Results	21

ALLY FINANCIAL INC. SUPPLEMENTAL FINANCIAL DATA

 ($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Core ROTCE Calculation	1Q 14	4Q 13	3Q 13	2Q 13	1Q 13	4Q 13	1Q 13
Pre-tax income (loss) from continuing operations	$292	$75	$205	$140	$(63)	$217	$355
add: Core original issue discount expense	44	67	64	61	57	(24)	(14)
Repositioning items	3	18	2	11	213	(15)	(209)
Core pre-tax income	$339	$161	$271	$211	$207	$178	$132
Normalized income tax expense at 34%	115	55	92	72	70	61	45
Core net income	224	106	179	140	137	118	87
Preferred dividends (Series A & G)	68	67	67	67	67	2	2
Operating net income available to common shareholders (1)	$155	$39	$112	$73	$70	$116	$86

Tangible common equity (2)	$13,060	$12,348	$11,985	$12,541	$12,755	$712	$305
less: Unamortized original issue discount	1,510	1,565	1,631	1,565	1,752	(56)	(243)
Net deferred tax asset	1,979	2,018	1,987	1,658	1,279	(39)	700
Normalized common equity (1)(3)	$9,571	$8,765	$8,367	$9,318	$9,723	$806	$(152)

Core ROTCE (1)	6.5%	1.8%	5.4%	3.1%	2.9%

Adjusted Efficiency Ratio Calculation
Total noninterest expense	$713	$884	$762	$802	$957	$(171)	$(245)
less: Rep and warrant expense	1	1	22	(2)	11	-	(10)
Insurance expense	213	219	226	294	260	(6)	(46)
Repositioning items	4	18	7	2	96	(14)	(92)
Numerator	$495	$646	$507	$508	$592	$(151)	$(98)

Total net revenue	$1,142	$1,098	$1,109	$1,030	$1,026	$44	$116
add: Original issue discount	44	67	64	61	57	(24)	(14)
Repositioning	-	(1)	(4)	9	117	1	(117)
less: Insurance revenue	288	285	309	339	321	3	(33)
Denominator	$898	$880	$859	$761	$879	$18	$19

Adjusted Efficiency Ratio (1)	55%	73%	59%	67%	67%

(1) Represents a non-GAAP financial measure

(2) See page 16 for details

(3) Normalized common equity calculated using 2 period average

1Q 2014 Preliminary Results	22